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                                 EXHIBIT 99.06

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-4


                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                     [LOGO OF FIRST USA
                                                        APPEARS HERE]



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-4
                _______________________________________________

                Monthly Period:                     04/01/96 to
                                                    04/30/96
                Distribution Date:                  05/15/96
                Transfer Date:                      05/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Trust during the Monthly Period referenced above is set forth below.
Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                        $4.89166667
                                   Class B                         5.06666667
                                   Collateral Inv. Amt.            5.19270839
                                                          -------------------
                                   Total (weighted avg.)          $4.93314584

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                        $4.89166667
                                   Class B                         5.06666667
                                   Collateral Inv. Amt.            5.19270839
                                                          -------------------
                                   Total (weighted avg.)          $4.93314584
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-4
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Class A                      $0.00000000
                                        Class B                       0.00000000
                                        Collateral Inv. Amt.          0.00000000
                                                               -----------------
                                        Total                        $0.00000000
                                                               =================
B.
    Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                   $74,688,384.16
                                        Class B                     5,810,026.01
                                        Collateral Inv. Amt.        8,949,304.50
                                                               -----------------
                                        Total                     $89,447,714.67
                                                               =================
    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Allocations of Finance Charge
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                   $10,016,811.05
                                        Class B                       779,751.76
                                        Collateral Inv. Amt.        1,199,618.09
                                                               -----------------
                                        Total                     $11,996,180.90
                                                               =================
    3.  Principal Receivables / Investor Percentages
        --------------------------------------------

        (a)  The aggregate amount of Principal Receivables
             in the Trust as of the last day of the Monthly
             Period                                           $15,407,153,743.19

        (b)  Invested Amount as of the last day
             of the Monthly Period

                                        Class A                  $726,450,000.00
                                        Class B                    56,550,000.00
                                        Collateral Inv. Amt.       87,000,000.00
                                                               -----------------
                                        Total                    $870,000,000.00
                                                               =================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-4
Page 3

    (c)  The Floating Allocation Percentage: The Invested
         Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
         Receivables set forth in paragraph 3(a) above

                                        Class A                           4.715%
                                        Class B                           0.367%
                                        Collateral Inv. Amt.              0.565%
                                                               -----------------
                                        Total                             5.647%

    (d)  During the Amortization Period: The Invested
         Amount as of _______ (the last day of the Revolving
         Period)

                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                               -----------------
                                        Total                               N.A.

    (e)  The Fixed/Floating Allocation Percentage: The Invested
         Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
         Receivables set forth in paragraph 3(a) above

                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                               -----------------
                                        Total                               N.A.


 4. Delinquent Balances.
    ---------------------

    The aggregate amount of outstanding balances                   Aggregate
    in the Accounts which were delinquent as of                     Account
    the end of the day on the last day of the                       Balance
    Monthly Period                                             -----------------

    (a)    35 - 64 days                                          $233,085,687.89
    (b)    65 - 94 days                                           150,215,281.63
    (c)    95 - 124 days                                          110,895,315.12
    (d)    125 - 154 days                                          88,035,352.92
    (e)    155 - 184 days                                          76,105,895.19
    (f)    185 or more days                                        66,855,338.43
                                                               -----------------
                                        Total                    $725,192,871.18
                                                               =================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-4
Page 4


        5.      Monthly Investor Default Amount.
                --------------------------------

                (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested
                        Amount (the aggregate "Investor Default
                        Amount")
                                          Class A                  $2,942,364.07
                                          Class B                     229,046.30
                                          Collateral Inv. Amt.        352,378.93
                                                              ------------------
                                          Total                    $3,523,789.30
                                                              ==================


                (b)     The amount set forth in paragraph 5(a) above in
                        respect of the Monthly Investor Default Amount, per original $1,000 interest
                                          Class A                          $4.05
                                          Class B                           4.05
                                          Collateral Inv. Amt.              4.05
                                                              ------------------
                                          Total                            $4.05
                                                              ==================


        6.      Investor Charge-Offs & Reimbursements of Charge-Offs.
                -----------------------------------------------------

                (a) The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the Collateral Invested Amount

                                          Class A                          $0.00
                                          Class B                           0.00
                                          Collateral Inv. Amt.              0.00
                                                              ------------------
                                          Total                            $0.00
                                                              ==================



                (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                          Class A                          $0.00
                                          Class B                           0.00
                                          Collateral Inv. Amt.              0.00
                                                              ------------------
                                          Total                            $0.00
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-4
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       (c)  The aggregate amount of Class A Investor Charge-
            Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                   Class A                            $0.00
                                   Class B                             0.00
                                   Collateral Inv. Amt.                0.00
                                                        -------------------
                                   Total                              $0.00
                                                        ===================


       (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                            $0.00
                                   Class B                             0.00
                                   Collateral Inv. Amt.                0.00
                                                        -------------------
                                   Total                              $0.00
                                                        ===================


   7.  Investor Servicing Fee.
       -----------------------

       (a)  The amount of the Investor Monthly Servicing Fee
            payable by the Trust to the Servicer for the
            Monthly Period
                                   Class A                      $908,062.50
                                   Class B                        70,687.50
                            Remaining Servicing Fee              108,750.00
                                                        -------------------
                                   Total                      $1,087,500.00
                                                        ===================


       (b)  The amount set forth in paragraph 7(a)
            above, per $1,000 interest

                                   Class A                       1.25000000
                                   Class B                       1.25000000
                            Remaining Servicing Fee              1.25000000
                                                        -------------------
                                   Total                         1.25000000
                                                        ===================


   8.  Reallocated Principal Collections
       ---------------------------------

       The amount of Reallocated Collateral and Class B
       Principal Collections applied in respect of Interest
       Shortfalls, Investor Default Amounts or Investor
       Charge-Offs for the prior month.

                                   Class B                            $0.00
                                   Collateral Inv. Amt.                0.00
                                                        -------------------
                                   Total                              $0.00
                                                        ===================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-4
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        9.      Collateral Invested Amount
                --------------------------

                (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month
                                                                  $87,000,000.00

                (b)     The Required Collateral Invested Amount as of the
                        close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month
                                                                  $87,000,000.00


        10.     The Pool Factor.
                ----------------

                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                       Class A                        1.00000000
                                       Class B                        1.00000000
                                                            --------------------
                                       Total (weighted avg.)          1.00000000


        11.     The Portfolio Yield
                -------------------

                The Portfolio Yield for the Related Monthly Period        11.69%

        12.     The Base Rate
                -------------

                The Base Rate for the Related Monthly Period               7.89%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President